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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)



In connection with the Quarterly Report of Murfreesboro Bancorp, Inc. on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission ("the Report"), I, William L. Webb, Senior Vice President and Chief Financial Officer certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.



     May 14, 2003                                  /s/ William L. Webb
     ------------                                  -------------------
         Date                                        William L. Webb
                                                 Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Murfreesboro Bancorp, Inc. and will be retained by Murfreesboro Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.